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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


     Date of Report (date of earliest event reported):   September 3, 1997


                         ADVANCED MICRO DEVICES, INC.
                         ---------------------------
            (Exact name of registrant as specified in its charter)



          DELAWARE                   1-7882             94-1692300
          --------                   ------             ----------
(State or other jurisdiction    (Commission         (I.R.S. Employer
         of incorporation)       File Number)        Identification No.)



     One AMD Place,
     P.O. Box 3453
     Sunnyvale, California                        94088-3453
- ---------------------------------------           ----------
(address of principal executive offices)          (Zip Code)


Registrant's telephone number,
  including area code:                                          (408) 732-2400
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Item 5.  Other Events.
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     On September 3, 1997, Advanced Micro Devices, Inc. (the Company) announced that it expects to report a small operating loss for the quarter ending on September 29, 1997. The full text of the press release is set forth in Exhibit 99 attached hereto and is incorporated in this report as if fully set forth herein.


Item 7.  Financial Statements and Exhibits.
- ------   ---------------------------------

(c)  Exhibits:

     99  Press release dated September 3, 1997



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                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ADVANCED MICRO DEVICES, INC.
                                           (Registrant)



Date:  September 9, 1997           By:/s/Geoff Ribar
                                      _____________________________
                                      Geoff Ribar
                                      Vice President
                                      Corporate Controller


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                                 Exhibit Index
                                 -------------

Exhibit Number          Exhibit
- --------------          -------
     99                 Press release dated September 3, 1997